UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2023

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
In January 2023, the Unique Fabricating Board of Director’s Audit Committee led an investigation into allegations that the Company’s internally prepared monthly financial statements for November 2022, which are required to be provided to its bank lenders, were reported inaccurately. The investigation is incomplete and ongoing. At this time, no matters have been identified to indicate any previously issued financial statements for any year or interim period should no longer be relied upon. However, based on findings revealed to date, management has determined that the Company has a material weakness in its internal control over financial reporting related to the appropriate review and approval of manual journal entries.
Management is unable to complete the Company’s financial reporting process and preparation of its financial statements for the fiscal year ended December 31, 2022, until the investigation is concluded and any internal control deficiencies are identified and evaluated. The Company is unable to file its Annual Report on Form 10-K on or before the fifteenth calendar day following the prescribed filing date and is not in a position to issue its earnings announcement or to report preliminary unaudited financial data for the 2022 fourth quarter or the 2022 fiscal year as a result of the circumstances described above.
Forward-Looking Statements.
This Current Report on Form 8-K (“Current Report”) contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this Current Report other than statements of historical fact are forward-looking statements. The Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Readers should review and consider the various disclosures made by the Company in this Current Report and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: March 29, 2023	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer